VICAP-Sum Sup-1 120111
Summary Prospectus Supplement dated December 1, 2011
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:
Invesco V.I. Capital Appreciation Fund
Following a number of meetings in October and November 2011, the Board of Trustees of Invesco V.I. Capital Appreciation Fund (the “Target Fund”), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all of its assets and liabilities to Invesco Van Kampen V.I. Capital Growth Fund (the “Acquiring Fund”), a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders.
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied, the reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement.
VICAP-Sum Sup-1 120111